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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


Date of Report (Date of earliest event reported)            August 30, 2000


                           Commission File #0-18018


                             AEROVOX INCORPORATED
            (Exact name of registrant as specified in its charter)


               Delaware                                  76-0254329
               --------                                  ----------
     (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                Identification No.)


                740 Belleville Avenue, New Bedford, MA      02745
                -------------------------------------------------
               (Address of principal executive offices)  (Zip Code)

                                (508) 994-9661
                                --------------
                         Registrant's telephone number
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ITEM 4.  CHANGES IN CERTIFYING ACCOUNTANTS

On August 30, 2000, Aerovox Inc. (the "Company") dismissed
PricewaterhouseCoopers LLP ("PwC"), the Company's independent accountants.

PwC's reports on the Company's financial statements for the two most recent fiscal years in the period ending December 31, 1999 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principles.

The change of independent accountants was recommended by the Audit Committee and the Board of Directors granted management the authority to dismiss the Company's independent accountants and engage a new independent accountant.

During the Company's two most recent fiscal years and the subsequent interim periods up to the date of termination, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in their reports on the financial statements.

The Company requested PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated September 1, 2000, is filed as Exhibit 16.1 to this Form 8-K.

On August 30, 2000, the Company engaged KPMG LLP ("KPMG") to act as its independent accountants to audit the Company's consolidated financial statements. The Company did not consult with KPMG regarding the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's financial statements during the Company's two most recent fiscal years or during the subsequent interim periods.

ITEM 7.  EXHIBITS

(a) Financial statements of business acquired. Not applicable.
(b) Pro forma financial information. Not applicable.
(c) Exhibits.

       Exhibit No.                            Description
       -----------                            -----------
          16.1 Letter to Securities and Exchange Commission from PricewaterhouseCoopers LLP.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorize;



                               AEROVOX INCORPORATED



DATE  September 7, 2000        BY /S/ F. RANDAL HUNT
                               ---------------------
                               F. Randal Hunt
                               Senior Vice President and Chief Financial Officer
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                                 EXHIBIT INDEX
                         Aerovox Incorporated Form 8-K

Exhibit                                                                                   Page/SEC
 Item                                                                       Exhibit       Document
-------                                                                    ---------     ----------
 (16)     Instruments Defining the Rights of Security Holders,
          ---------------------------------------------------
          Including Indentures.
          --------------------
          16.1  Filed Herewith:
                Letter to Securities and Exchange Commission
                from PricewaterhouseCoopers LLP                               ---            ---